Exhibit 10.1

AMENDMENT NO. 3

TO

INVESTMENT AND SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO INVESTMENT AND SECURITIES PURCHASE AGREEMENT, dated September 30, 2017 (this “Third Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Amer International Group Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“Purchaser”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

A.                                    The Company and Purchaser are parties to the Investment and Securities Purchase Agreement, dated April 17, 2015, as amended by Amendment No. 1 to Investment and Securities Purchase Agreement on November 2, 2015 and Amendment No. 2 to Investment and Securities Purchase Agreement on August 7, 2017 (the “Agreement”); and

B.                                    The parties desire to further amend the Agreement to change the date of the Tranche 2 Closing.

Accordingly, in consideration of the mutual covenants contained in this Amendment, the parties intending to be legally bound agree as follows.

AGREEMENT

1.                                      Section 1.3(b) of the Agreement is hereby amended to read as follows:

“(b)                           Tranche 2 Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the completion of the purchase and sale of the Tranche 2 Securities (the “Tranche 2 Closing”) shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on October 16, 2017, or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser.  The date of the Tranche 2 Closing is referred to herein as the “Tranche 2 Closing Date.”

2.              Section 8.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(i)                               the Tranche 1 Closing shall not have occurred on or before December 31, 2015, the Tranche 2 Closing shall not have occurred on or before October 16, 2017, or the Tranche 3 Closing shall not have occurred on or before the later of March 31, 2018 or 90 days after the occurrence of the earlier of the events described in 7.3(c)(vii);”

Except as specifically set forth in this Third Amendment, the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.

By:	/s/ Bruce D Hansen
Name:	Bruce D. Hansen
Title:	Chief Executive Officer

AMER INTERNATIONAL GROUP CO., LTD.

By:	/s/ Wenyin Wang
Name:	Wenyin Wang
Title:	Chairman

[Signature Page to Amendment No. 3 to Investment and Securities Purchase Agreement]